Exhibit 1

                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $0.001 par value, of Landec Corporation, a California corporation.

Dated:   January 19, 2006
                            WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                            By: Wynnefield Capital Management, LLC,
                                General Partner

                                By: /s/ Nelson Obus
                                    --------------------------------------------
                                    Nelson Obus, Managing Member


                            WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                            By: Wynnefield Capital Management, LLC,
                                General Partner

                                By: /s/ Nelson Obus
                                    --------------------------------------------
                                    Nelson Obus, Managing Member


                            WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                            By: Wynnefield Capital, Inc.

                                By: /s/ Nelson Obus
                                    --------------------------------------------
                                    Nelson Obus, President


                            WYNNEFIELD CAPITAL MANAGEMENT, LLC


                            By: /s/ Nelson Obus
                                ------------------------------------------------
                                Nelson Obus, Managing Member


                            WYNNEFIELD CAPITAL, INC.

                            By: /s/ Nelson Obus
                                ------------------------------------------------
                                Nelson Obus, President